                               AMENDMENT NO. 5 TO
                           LOAN AND SECURITY AGREEMENT


          AMENDMENT NO. 5, dated as of August   , 1994 (this "AMENDMENT") to
that certain Loan and Security Agreement dated as of March 5, 1993, as amended by Amendment Nos. 1, 2, 3, and 4 (collectively the "LOAN AGREEMENT") among THE PENN TRAFFIC COMPANY ("PENN TRAFFIC"), DAIRY DELL, BIG M SUPERMARKETS, INC., and PENNY CURTISS BAKING COMPANY, INC. (individually "BORROWER" and collectively the "BORROWERS"), the Lenders listed therein (collectively the "LENDERS") and NATWEST USA CREDIT CORP., as Agent for the Lenders (in such capacity, the "AGENT"), is made by, between and among the Borrowers, the Agent, and the Lenders. Capitalized terms used herein, except as otherwise defined herein, shall have the meanings given to such terms in the Loan Agreement.


                                - - - - - - - - -

          WHEREAS, the Borrowers have requested that the Agent and the Lenders
(1) increase Cash Capital Expenditures limits and Total Capital Expenditures limits and (2) make certain other amendments to the Loan Agreement.

          WHEREAS, the Borrowers, the Agent and the Lenders have agreed to amend the Loan Agreement pursuant to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

          1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as of the effective date hereof as follows:

          1(a) Sections 7.8(b), (c) and (d) are amended as follows:

                (i) There shall be added to Section 7.8(b) the words "if requested by the Agent" after "(b)" and before the word "within";

               (ii) There shall be added to Section 7.8(c) the words "if requested by the Agent" after "(c)" and before the word "with";

              (iii) There shall be added to Section 7.8(d) the words "if requested by the Agent after "(d)" and before the word "monthly".

          1(b) Section 8.2(c) shall be amended by inserting the words "If requested by the Agent after "(c)" and before the words "As" and the word "As" shall begin with a lowercase "a".

          1(c) Capital Expenditures. The table set forth in Section 10.17(a) is further amended by deleting under the column headings set forth therein the figures with respect to the Fiscal Years 1995, 1996, 1997, 1998, 1999 and 2000 and substituting the following:

                                                            TOTAL
                                                            PERMITTED
                 CASH CAPITAL         FINANCED CAPITAL      CAPITAL
FISCAL YEAR      EXPENDITURES         EXPENDITURES          EXPENDITURES
- - -----------      ------------         ----------------      ------------
1995             $100,000,000         $15,000,000           Total of
                 plus the                                   Permitted
                 lesser of:  (i)                            Cash Capital
                 $40,000,000 or                             Expenditures
                 (ii) the                                   and
                 amount by                                  Permitted
                 which                                      Financed
                 Consolidated                               Capital
                 EBDAIT exceeds                             Expenditures
                 $200,000,000                               for the
                                                            Fiscal Year

1996             $105,000,000         $20,000,000           Total of
                 plus the                                   Permitted
                 lesser of:  (i)                            Cash Capital
                 $40,000,000 or                             Expenditures
                 (ii) the                                   and
                 amount by                                  Permitted
                 which                                      Financed
                 Consolidated                               Capital
                 EBDAIT exceeds                             Expenditures
                 $200,000,000                               for the
                                                            Fiscal Year


                                      - 2 -


                                                            TOTAL
                                                            PERMITTED
                 CASH CAPITAL         FINANCED CAPITAL      CAPITAL
FISCAL YEAR      EXPENDITURES         EXPENDITURES          EXPENDITURES
- - -----------      ------------         ----------------      ------------

1997             $110,000,000         $20,000,000           Total of
                 plus the                                   Permitted
                 lesser of:  (i)                            Cash Capital
                 $40,000,000 or                             Expenditures
                 (ii) the                                   and
                 amount by                                  Permitted
                 which                                      Financed
                 Consolidated                               Capital
                 EBDAIT exceeds                             Expenditures
                 $200,000,000                               for the
                                                            Fiscal Year

1998             $115,000,000         $20,000,000           Total of
                 plus the                                   Permitted
                 lesser of:  (i)                            Cash Capital
                 $40,000,000 or                             Expenditures
                 (ii) the                                   and
                 amount by                                  Permitted
                 which                                      Financed
                 Consolidated                               Capital
                 EBDAIT exceeds                             Expenditures
                 $200,000,000                               for the
                                                            Fiscal Year

1999             $120,000,000         $20,000,000           Total of
                 plus the                                   Permitted
                 lesser of:  (i)                            Cash Capital
                 $40,000,000 or                             Expenditures
                 (ii) the                                   and
                 amount by                                  Permitted
                 which                                      Financed
                 Consolidated                               Capital
                 EBDAIT exceeds                             Expenditures
                 $200,000,000                               for the
                                                            Fiscal Year


                                      - 3 -


                                                            TOTAL
                                                            PERMITTED
                 CASH CAPITAL         FINANCED CAPITAL      CAPITAL
FISCAL YEAR      EXPENDITURES         EXPENDITURES          EXPENDITURES
- - -----------      ------------         ----------------      ------------

2000             $125,000,000         $20,000,000           Total of
                 plus the                                   Permitted
                 lesser of:  (i)                            Cash Capital
                 $40,000,000 or                             Expenditures
                 (ii) the                                   and
                 amount by                                  Permitted
                 which                                      Financed
                 Consolidated                               Capital
                 EBDAIT exceeds                             Expenditures
                 $200,000,000                               for the
                                                            Fiscal Year

          2. REPRESENTATIONS AND WARRANTIES. As an inducement to the Agent and the Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders as follows:

               (a) It has the power and authority to enter into this Amendment, has taken all corporate action required to authorize its execution, delivery, and performance of this Amendment. This Amendment has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms. The execution, delivery, and performance of this Amendment will not violate any of the Borrowers' certificate of incorporation or bylaws of any binding agreement or legal requirements.

               (b) As of the date hereof and after giving effect to the terms of this Amendment: (i) the Loan Agreement is in full force and effect and constitutes a binding obligation of the Borrowers enforceable against the Borrowers and owing in accordance with its terms; (ii) the Obligations are due and owing by the Borrowers in accordance with their terms; and (iii) The Borrowers have no defense to or setoff, counterclaim, or claim against payment of the Obligations and enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

          3. NO IMPLIED AMENDMENTS. Except as expressly provided herein, the Loan Agreement and the other Loan Documents are not amended or otherwise affected in any way by this Amendment.

          4. ENTIRE AGREEMENT; MODIFICATIONS; BINDING EFFECT. This Amendment constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior oral or written understandings about such matter. Each of the Borrowers confirms that, in entering into this Amendment, it did not rely upon any agreement, representation, or warranty by the Agent or any Lender except those expressly set forth herein. No modification, rescission, waiver, release, or amendment of any provision of this Amendment may be made except by a written agreement signed by the parties hereto. The provisions of this Amendment are binding upon and inure to the benefit of the representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein or obligation hereunder may be assigned by any Borrower without the prior written consent of the Required Lenders.

          5. EFFECTIVE DATE. This Agreement shall become effective when executed by the Borrowers and that number of Lenders as shall constitute the amount of Required Lenders.

          6. SEVERABILITY. If any provision of this Amendment is prohibited or invalid, under applicable law, it is ineffective only to such extent, without invalidating the remainder of this Amendment.

          7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by each party in separate counterparts, each of which is an original, but all of which shall together constitute one and the same agreement.

          8. GOVERNING LAW. This Amendment is deemed to have been made in the State of New York and is governed by and interpreted in accordance with the laws of such state, provided that no doctrine of choice of law (except as may be applicable under the UCC with respect to the Security Interest) shall be used to apply the laws of any other state or jurisdiction.

          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.


                                        BORROWERS:

                                        THE PENN TRAFFIC COMPANY


                                        By:
                                            ------------------------------------
                                            Title:



                                        DAIRY DELL


                                        By:
                                            ------------------------------------
                                            Title:



                                        BIG M SUPERMARKETS, INC.


                                        By:
                                           -------------------------------------
                                           Title:



                                        PENNY CURTISS BAKING
                                          COMPANY, INC.


                                        By:
                                           -------------------------------------
                                           Title:

                                        LENDERS:

Commitment:  $35,000,000                NATWEST USA CREDIT CORP.
Pro-Rata Share:  17.5%
Lending
   Office:  175 Water Street
            New York, New York  10038   By:
                                            ------------------------------------
                                            Title:



Commitment:  $20,000,000                NATIONAL BANK OF CANADA
Pro-Rata Share:  10%
Lending
  Office:  Empire Tower, Suite 1540
           350 Main Street              By:
           Buffalo, New York  14202         ------------------------------------
                                            Title:



Commitment:  $20,000,000                FUJI BANK, LTD.
Pro-Rata Share:  10%
Lending
   Office:  Two World Trade Center
            79th Fl.                    By:
            New York, New York  10048       ------------------------------------
                                            Title:



Commitment:  $20,000,000                SANWA BUSINESS CREDIT
Pro-Rata Share:  10%                    CORPORATION
Lending
   Office:  One South Wacker Drive
            Suite 2800
            Chicago, IL.  60606         By:
                                            ------------------------------------
                                            Title:



Commitment:  $25,000,000                BANKAMERICA
Pro-Rata Share:  12.5%                    BUSINESS CREDIT, INC.
Lending
  Office:  40 East 52nd Street
           Second  Fl.
           New York, NY  10022          By:
                                            ------------------------------------
                                            Title:

                                            (Signatures continued on next page)

Commitment:  $25,000,000                HELLER FINANCIAL, INC.
Pro-Rata Share:  12.5%
Lending
  Office:  101 Park Avenue, 12th Fl.
           New York, NY  10178          By:
                                            ------------------------------------
                                            Title:



Commitment:  $10,000,000                IBJ SCHRODER
Pro-Rata Share:  5%
Lending
  Office:  One State Street
           9th Fl.                      By:
           New York, NY  10004              ------------------------------------
                                            Title:



Commitment:  $10,000,000                MIDLANTIC NATIONAL BANK
Pro-Rata Share:  5%
Lending
  Office:  499 Thornalle Street
           9th Fl.                      By:
           Edison, NJ  08837                ------------------------------------
                                            Title:



Commitment:  $20,000,000                MITSUBISHI TRUST AND
Pro-Rata Share:  10%                    BANKING CORPORATION
Lending
  Office:  520 Madison Avenue
           25th Fl.                     By:
           New York, NY  10022              ------------------------------------
                                            Title:



Commitment:  $15,000,000                CONTINENTAL BANK, N.A.
Pro-Rata Share:  7.5%
Lending
  Office:  231 South La Salle St.
           12th Fl. C                   By:
           Chicago, IL.  60697              ------------------------------------
                                            Title:

                                            (Signatures continued on next page)

                                        AGENT

                                        NATWEST USA CREDIT CORP.,
                                        As Agent



                                        By:
                                            ------------------------------------
                                            Title: